UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 23, 2004

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

           001-16503                                        98-0352587
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    (Commission File Number)                   (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On November 23, 2004, Willis Group Holdings Limited ("WGHL"), Willis Group Services Limited ("WGSL"), TAI Limited and Willis Group Limited entered into an Agreement for Lease ("Agreement") with The British Land Company plc, Formcash Limited, and Union Property Holdings (London) Limited, pursuant to which WGSL will relocate its UK headquarters to the 320,000 square foot, state-of-the-art facility to be built at 51 Lime Street, London and also manage the building. WGHL has the right to enter into subleases under the Agreement. TAI Limited and Willis Group Limited have guaranteed WGSL's obligations under the Agreement. WGHL has the right to terminate the Agreement if certain construction milestones are not met by the agreed-upon target dates.

     A copy of the Press Release announcing the execution of the Agreement is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits.

           99.1  Press Release of WGHL dated November 23, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WILLIS GROUP HOLDINGS LIMITED


Date: November 30, 2004                         By: /s/ Mary E. Caiazzo
                                                    -------------------
                                                Name: Mary E. Caiazzo
                                                Title: Assistant General Counsel

                                  EXHIBIT INDEX


    Exhibit No.                    Description
    -----------                    -----------

       99.1                        Press Release of WGHL dated November 23, 2004